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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 15, 2000


                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                 0-28496                                 62-1626938
          (Commission File No.)               (IRS Employer Identification No.)


401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2000
(Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS




Community Financial Group, Inc. announced the authorization of a new Stock Repurchase Plan for the acquisition of up to 500,000 shares of common stock, which is effective immediately. Purchases will be made in the open market or in privately negotiated transactions as conditions warrant. This announcement comes as the Company completes its initial repurchase of 400,000 shares as previously authorized by its Board of Directors on March 23, 1999.

The Stock Repurchase Plan will remain in effect until December 31, 2000. Currently there are 3,831,191 shares outstanding.

The news release is attached hereto as Exhibit 99.



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ITEM 7. EXHIBITS

Additional Exhibits:

                           Exhibit 99       News Release dated 3/15/00







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMMUNITY FINANCIAL GROUP, INC.




Date:   3/15/00                       /s/ Mack S. Linebaugh, Jr.
      -----------                     ------------------------------------------
                                      Mack S. Linebaugh, Jr.
                                      Chairman, President
                                      and Chief Executive Officer